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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 29, 1996


                      Advanta Mortgage Loan Trust 1996-2
            (Exact name of registrant as specified in its charter)



       New York                         33-95006           Application Pending
(State or Other Jurisdiction            (Commission        (I.R.S. Employer
     of Incorporation)                  File Number)       Identification No.)


 c/o Advanta Mortgage Conduit                                      92127
        Services, Inc.                                           (Zip Code)
    Attention: Milton Riseman
    16875 West Bernardo Drive
      San Diego, California
      (Address of Principal
       Executive Offices)


       Registrant's telephone number, including area code (619) 674-1800

                                   No Change
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         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Mortgage Conduit Services, Inc. registered issuances of up to $500,000,000 principal amount of Mortgage
Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 33-95006 (as amended, the
"Registration Statement").  Pursuant to the Registration
Statement, Advanta Mortgage Loan Trust 1996-2 (the
"Registrant" or the "Trust") issued approximately
$300,000,000 in aggregate principal amount of its Mortgage
Loan Asset-Backed Certificates, Series 1996-2 (the "Certifi-cates"), on May 29, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement") attached hereto as Exhibit 4.1, dated as of May
1, 1996, between Advanta Mortgage Conduit Services, Inc.
(the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer"), Bankers Trust
Company of California, N.A., in its capacity as Trustee (the
"Trustee"). The Certificates consist of six registered classes, the Class A-1, Class A-2, Class A-3, Class A-4,
Class A-5 and Class A-6 (collectively, the "Class A
Certificates"), and the Class R Certificates (the "Class R
Certificates" and, together with the Class A Certificates, the "Certificates"). The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A-1 Group I
Certificates, the Class A-2 Group I Certificates, the Class
A-3 Group I Certificates, the Class A-4 Group I Certificates and the Class A-5 Group I Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-6 Group II Certificates represent undivided ownership interests in a group of variable rate Mortgage Loans secured by Mortgages in a first lien position.



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                  Interest distributions on the Class A Certificates
are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-
Through Rate is 6.74% per annum for the Class A-1
Certificates, 7.03% per annum for the Class A-2
Certificates, 7.44% per annum for the Class A-3
Certificates, 7.75% per annum for the Class A-4
Certificates, 8.08% per annum for the Class A-5 Certificates and Variable Rate for the Class A-6 Certificates.

                  The Class A-1 Certificates have an aggregate principal amount of $92,819,000. The Class A-2 Certificates have an aggregate principal amount of $56,572,000. The
Class A-3 Certificates have an aggregate principal amount of $36,642,000. The Class A-4 Certificates have an aggregate principal amount of $19,406,000. The Class A-5 Certificates have an aggregate principal amount of $29,561,000. The
Class A-6 Certificates have an aggregate principal amount of $65,000,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated September 13, 1995 and the Prospectus Supplement dated May 13, 1996 filed pursuant to Rule 424(b)(2) of the Act on May 28, 1996.

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated May 13, 1996 between Advanta Mortgage Conduit Services, Inc. and Lehman
Brothers Inc., as representative of the Underwriters (the
"Representative").

                  4.1 Pooling and Servicing Agreement, dated as of May 1, 1996, between Advanta Mortgage Conduit Services,
Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as
Trustee.

                  4.2 Master Loan Transfer Agreement, dated as of February 15, 1995, between Advanta Mortgage Conduit
Services, Inc., as sponsor, Colonial National Bank, USA,
Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp.

Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta
Mortgage Corp. of New Jersey, Advanta Mortgage Corp.
Northeast and Advanta Mortgage Corp. USA (collectively, the


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"Affiliated Originators"), and Bankers Trust Company, as
trustee.

                  4.3 Conveyance Agreement dated as of May 29, 1996 between the Affiliated Originators and Advanta Mortgage
Conduit Services, Inc.

                  4.4  Advanta Mortgage Holding Company Guaranty.

                  4.5  Certificate Insurance Policy.

                  24.1  Consent of KPMG Peat Marwick regarding
financial statements of the Certificate Insurer and its reports.

                  28.1  Indemnification Agreement dated as of May
13, 1996, between Advanta Mortgage Conduit Services, Inc.,
Lehman Brothers Inc. and Financial Guaranty Insurance
Company in connection with the Underwriting Agreement.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ADVANTA MORTGAGE LOAN TRUST 1996-2


                                       By:  Advanta Mortgage Conduit Services,
                                            Inc., as Sponsor


                                            By: /s/ Mark Casale
                                               ------------------------
                                               Name:  Mark Casale
                                               Title:  Vice President


Dated:  June 14, 1996




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                                 EXHIBIT INDEX


Exhibit No.        Description                                       Page No.

    1.1            Underwriting Agreement, dated May 13, 1996           7
                   between Advanta Mortgage Conduit Services,
                   Inc. and Lehman Brothers Inc.

    4.1            Pooling and Servicing Agreement, dated as of        52
                   May 1, 1996, between Advanta Mortgage Conduit
                   Services, Inc., as sponsor, Advanta Mortgage
                   Corp. USA, as master servicer, Bankers
                   Trust Company of California, N.A., as Trustee.

    4.2            Master Loan Transfer Agreement, dated as of        206
                   February 15, 1995, between Advanta Mortgage
                   Conduit Services, Inc., as sponsor, Colonial
                   National Bank, USA, Advanta Mortgage Corp.
                   Midatlantic, Advanta Mortgage Corp.
                   Midatlantic II, Advanta Mortgage Corp.
                   Midwest, Advanta Mortgage Corp. of New Jersey,
                   Advanta Mortgage Corp. Northeast and Advanta
                   Mortgage Corp. USA (collectively, the
                   "Affiliated Originators"), and Bankers Trust
                   Company, as trustee.

    4.3            Conveyance Agreement dated as of May 29, 1996      232
                   between the Affiliated Originators and Advanta
                   Mortgage Conduit Services, Inc.

    4.4            Advanta Mortgage Holding Company Guaranty.         237

    4.5            Certificate Insurance Policy.                      242

    24.1           Consent of KPMG Peat Marwick regarding             249
                   financial statements of the Certificate
                   Insurer and its report.

    28.1           Indemnification Agreement dated as of May 13,      253
                   1996, between Advanta Mortgage Conduit
                   Services, Inc., Lehman Brothers Inc. and
                   Financial Guaranty Insurance Company in
                   connection with the Underwriting Agreement.